                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          0-19907                48-1109495
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

224 East Douglas, Suite 700, Wichita, KS                         67202
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(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (316) 264-8899
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                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Required FD Disclosure.
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            On July 16, 2003, Lone Star Steakhouse & Saloon, Inc. issued a press release  announcing the results of its recently  completed  annual meeting.  The press release is being filed as an exhibit to this Form 8-K.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

(c)         Exhibits

            Exhibit No.             Exhibits
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               99.1                 Press Release dated July 16, 2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LONE STAR STEAKHOUSE & SALOON,
                                         INC.

Dated: July 17, 2003                     By: /s/ John D. White
                                             -----------------------------------
                                             Name:  John D. White
                                             Title: Executive Vice President